UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                Investment Company Act file number  (811-05037)
                                                    -----------

                       PROFESSIONALLY MANAGED PORTFOLIOS
                       ---------------------------------
               (Exact name of registrant as specified in charter)

                            615 EAST MICHIGAN STREET
                              MILWAUKEE, WI 53202
                              -------------------
              (Address of principal executive offices) (Zip code)

                                ROBERT M. SLOTKY
                       PROFESSIONALLY MANAGED PORTFOLIOS
                        2020 E. FINANCIAL WAY, STE. 100
                               GLENDORA, CA 91741
                               ------------------
                    (Name and address of agent for service)

                                 (414) 765-5348
                                 --------------
               Registrant's telephone number, including area code

Date of fiscal year end:  MARCH 31, 2006
                          --------------

Date of reporting period:  MARCH 31, 2006
                           ---------------

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

                                 ANNUAL REPORT

                           (THE OSTERWEIS FUNDS LOGO)

                               THE OSTERWEIS FUND
                                       &
                                 THE OSTERWEIS
                             STRATEGIC INCOME FUND

                               For the Year Ended
                                 March 31, 2006

                               THE OSTERWEIS FUND

                                 ANNUAL REPORT
                       For the year ended March 31, 2006

April 27, 2006

Dear Shareholder,

  During the first quarter of 2006, The Osterweis Fund (the "Fund") had a total return of +4.24%, performing in line with the +4.21% return of the S&P 500 Index. Over the past twelve months and longer, however, the Fund has continued to outperform the Index. The Fund's annualized total returns for the one year, five year, ten year and since inception (October 1, 1993) periods ending March 31, 2006, are +12.85%, +8.17%, +15.74% and +14.33%, respectively, compared to
+11.73%, +3.97%, +8.95% and +10.65% in the same periods for the S&P 500 Index.

  Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (866) 236-0050. An investment should not be made solely on returns. The Fund imposes a 2.00% redemption fee on shares held for less than one month.

  Since it began the current tightening cycle, the Federal Reserve Board (the "Fed") has raised short-term interest rates 15 times. Only recently, though, have long-term rates begun to rise in tandem. The equity markets are vacillating between an optimistic view that the economy is weakening and the Fed is near the end of its tightening cycle, and a pessimistic view that the economy remains so strong that the Fed will be forced to keep tightening, ultimately tipping the economy into recession or hard landing rather than the more benign and hoped for soft landing. While we believe the soft landing or mid-cycle slowdown is the more likely outcome, we cannot rule out the harsher scenario. Until there is greater clarity on the outlook, we would expect the market to exhibit increased volatility.

  Our approach to the current market is to attempt to use the market volatility advantageously, i.e. by selling positions as they become overvalued during market rallies and buying new positions in stocks that become overly cheap during periods of market weakness, but whose fundamentals are improving. So while short-term performance can be choppy, reflecting market volatility, long-term results should hopefully be rewarding.

With best regards,

/s/John S. Osterweis

John S. Osterweis
Portfolio Manager

THE FUND MAY INVEST IN SMALLER COMPANIES, WHICH INVOLVE ADDITIONAL RISKS SUCH AS LIMITED LIQUIDITY AND GREATER VOLATILITY. THE FUND MAY INVEST IN FOREIGN SECURITIES WHICH WILL INVOLVE GREATER VOLATILITY AND POLITICAL, ECONOMIC AND CURRENCY RISKS AND DIFFERENCES IN ACCOUNTING METHODS.

The above discussion is based on the opinion of John S. Osterweis and is subject to change. It is not intended to be a forecast of future events, a guarantee of future results and should not be considered a recommendation to buy or sell any security.

The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. This index does not incur expenses and is not available for investment.

Must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses.

The Osterweis Fund is distributed by Quasar Distributors, LLC.  (05/06)

                               THE OSTERWEIS FUND

MANAGER'S DISCUSSION OF FUND PERFORMANCE

  The Osterweis Fund (the "Fund") outperformed the S&P 500 Index (the "Index") by 1.12% for the fiscal year ending March 31, 2006. The Fund's outperformance can be attributed predominantly to stock selection.

  During the twelve month period ended March 31, 2006, the greatest contributor to the Fund's relative performance was stock selection in the Health Care sector. The Fund's Health Care holdings returned +24.34% versus the Index's sector return of +8.45%, thereby contributing +3.15% to relative performance. Two of the Fund's top five contributors, Omnicare, Inc. and Shire Pharmaceuticals PLC, were in the sector. In addition, stock selection in the Industrials, Energy and Consumer Staples sectors each contributed more than 1% to relative performance.

  The Consumer Discretionary, Financials and Telecommunication Services sectors were the largest detractors from relative performance. The Fund's overweight allocation to the Consumer Discretionary sector was the single largest drag, as it detracted 1.49% from relative performance. Two of the Fund's five largest detractors, Citadel Broadcasting Corp. and Regal Entertainment Group, were in the sector. Stock selection within the Telecommunication Services sector was the second largest detractor from relative performance, as the Fund's sector return of -18.64% trailed the Index's sector return of +17.14% by 35.78%. The Fund's only holding in this sector was Vodafone Group PLC.

  The Fund's top five contributing securities to performance were Schlumberger Ltd., Omnicare, Inc., Laidlaw International, Inc., Shire Pharmaceuticals PLC and AirTran Holdings, Inc. The Fund's five largest detracting securities from performance were Citadel Broadcasting Corp., Vodafone Group PLC, Flextronics International Ltd, Regal Entertainment Group and Bausch & Lomb, Inc. Of note are Laidlaw International, Inc., which was also one of the Fund's top five contributors last year and AirTran Holdings, Inc., which was one of last year's five largest detractors.

  PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. The relative performance attribution figures noted in the 2nd, 3rd and 4th paragraphs were calculated based on the Fund's equity holdings only. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please see page 7 of this report for complete holdings information.

                               THE OSTERWEIS FUND

SECTOR ALLOCATION at March 31, 2006 (Unaudited)

Consumer Discretionary                       13.0%
Energy                                        4.3%
Consumer Staples                              5.7%
Financials                                   15.6%
Telecommunication Services                    1.0%
Health Care                                  24.2%
Industrials                                  15.4%
Information Technology                        9.6%
Utilities                                     3.0%
Materials                                     2.1%
Cash*<F1>                                     6.1%

*<F1>  Cash equivalents and other assets less liabilities.

EXPENSE EXAMPLE For the Six Months Ended March 31, 2006 (Unaudited)

  As a shareholder of The Osterweis Fund (the "Fund"), you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and
(2) ongoing costs, including investment advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/05 - 3/31/06).

ACTUAL EXPENSES

  The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund's transfer agent. If you request that a redemption be made by wire transfer, currently, the Fund's transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem shares that have been held for less than one month. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not included in the example below. The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

                            Beginning        Ending           Expenses Paid
                             Account         Account        During the Period
                          Value 10/1/05   Value 3/31/06  10/1/05 - 3/31/06*<F2>
                          -------------   -------------  ----------------------
Actual                        $1,000         $1,053               $6.40
Hypothetical (5% annual
  return before expenses)     $1,000         $1,019               $6.29

*<F2> Expenses are equal to the Fund's annualized expense ratio for the most recent six-month period of 1.25% multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

                               THE OSTERWEIS FUND
                       Value of $10,000 vs S&P 500 Index

        Date           The Osterweis Fund         S&P 500 Index with income
        ----           ------------------         -------------------------
       3/31/96               $10,000                       $10,000
       3/31/97               $11,160                       $11,983
       3/31/98               $16,268                       $17,735
       3/31/99               $19,066                       $21,009
     3/31/2000               $31,108                       $24,778
     3/31/2001               $29,123                       $19,406
     3/31/2002               $28,238                       $19,452
     3/31/2003               $24,158                       $14,636
     3/31/2004               $34,157                       $19,776
     3/31/2005               $38,221                       $21,099
     3/31/2006               $43,133                       $23,574

                          Average Annual Total Return
                          Period Ended March 31, 2006

               1 Year                                      12.85%
               5 Year                                       8.17%
               10 Year                                     15.74%
               Since Inception (10/1/93)                   14.33%

This chart illustrates the performance of a hypothetical $10,000 investment made on March 31, 1996 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends, but does not reflect the redemption of fees.

As of March 31, 2006, the one-year, five-year and ten-year total returns for the S&P 500 Index were 11.73%, 3.97% and 8.95%, respectively. The average annual return since the Fund's inception (10/1/93) for the S&P 500 Index was 10.65%.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

The S&P 500 Index is an unmanaged index which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends.

                               THE OSTERWEIS FUND

SCHEDULE OF INVESTMENTS at March 31, 2006

SHARES                                                                VALUE
------                                                                -----
COMMON STOCKS: 87.0%

AIRLINES: 1.2%
    183,950    AirTran
                 Holdings, Inc.*<F3>                              $  3,331,334
                                                                  ------------
BEVERAGES: 2.2%
     77,400    Diageo Plc - ADR                                      4,909,482
     20,000    PepsiCo, Inc.                                         1,155,800
                                                                  ------------
                                                                     6,065,282
                                                                  ------------
BIOTECHNOLOGY: 3.8%
     98,000    Charles River
                 Laboratories
                 International, Inc.*<F3>                            4,803,960
     80,150    Invitrogen Corp.*<F3>                                 5,620,919
                                                                  ------------
                                                                    10,424,879
                                                                  ------------
COMMERCIAL BANKS: 2.7%
    115,900    Wells Fargo & Co.                                     7,402,533
                                                                  ------------
COMMERCIAL SERVICES
  & SUPPLIES: 10.9%
    128,225    Avery Dennison
                 Corp.                                               7,498,598
    187,225    Pitney Bowes, Inc.                                    8,037,569
    149,600    Republic
                 Services, Inc.                                      6,359,496
    616,625    The ServiceMaster
                 Co.                                                 8,090,120
                                                                  ------------
                                                                    29,985,783
                                                                  ------------
CONSUMER FINANCE: 2.3%
    121,775    SLM Corp.                                             6,324,994
                                                                  ------------
CONTAINERS & PACKAGING: 1.9%
    303,600    Crown
                 Holdings, Inc.*<F3>                                 5,385,864
                                                                  ------------
ELECTRIC UTILITIES: 0.2%
     17,250    ITC Holdings Corp.                                      452,813
                                                                  ------------
ELECTRONIC EQUIPMENT
  & INSTRUMENTS: 2.8%
    149,875    Lipman Electronic
                 Engineering Ltd.*<F3>                               4,076,600
    252,625    Vishay
                 Intertechnology,
                 Inc.*<F3>                                           3,597,380
                                                                  ------------
                                                                     7,673,980
                                                                  ------------
ENERGY EQUIPMENT & SERVICES: 2.5%
     54,100    Schlumberger Ltd.                                     6,847,437
                                                                  ------------
FOOD & STAPLES RETAILING: 1.5%
     77,200    Costco Wholesale
                 Corp.                                               4,181,152
                                                                  ------------
FOOD PRODUCTS: 2.0%
    145,325    H.J. Heinz Co.                                        5,510,724
                                                                  ------------
GAS UTILITIES: 2.8%
    313,982    Southern
                 Union Co.                                           7,796,173
                                                                  ------------
HEALTH CARE EQUIPMENT
  & SUPPLIES: 4.9%
     90,400    Bausch &
                 Lomb, Inc.                                          5,758,480
    191,975    Kinetic
                 Concepts, Inc.*<F3>                                 7,903,611
                                                                  ------------
                                                                    13,662,091
                                                                  ------------
HEALTH CARE PROVIDERS
  & SERVICES: 8.4%
  1,229,225    Healthsouth Corp.*<F3>                                6,133,833
     87,000    Laboratory Corp. of
                 America Holdings*<F3>                               5,087,760
    138,300    Manor Care, Inc.                                      6,133,605
    735,850    Service Corp.
                 International                                       5,739,630
                                                                  ------------
                                                                    23,094,828
                                                                  ------------
HOTELS RESTAURANTS & LEISURE: 2.1%
     74,825    Station
                 Casinos, Inc.                                       5,938,860
                                                                  ------------
INSURANCE: 2.3%
    192,000    Genworth Financial,
                 Inc. - Class A                                      6,418,560
                                                                  ------------
INVESTMENT MANAGEMENT: 1.2%
    269,250    Azimut
                 Holding Spa2<F5>                                    3,367,338
                                                                  ------------
INTERNET SOFTWARE & SERVICES: 5.3%
    327,500    United Online, Inc.                                   4,211,650
    202,825    VeriSign, Inc.*<F3>                                   4,865,772
    203,300    Websense, Inc.*<F3>                                   5,607,014
                                                                  ------------
                                                                    14,684,436
                                                                  ------------
MEDIA: 9.0%
    463,300    Citadel
                 Broadcasting
                 Corp.                                               5,137,997
    126,475    Lamar Advertising
                 Co. - Class A*<F3>                                  6,655,114
    119,761    Liberty Global,
                 Inc. - Class A*<F3>                                 2,451,508
    119,761    Liberty Global,
                 Inc. - Series C*<F3>                                2,365,280
    130,757    R.H. Donnelley
                 Corp.*<F3>                                          7,613,980
     46,800    Westwood
                 One, Inc.                                             516,672
                                                                  ------------
                                                                    24,740,551
                                                                  ------------
OIL, GAS & CONSUMABLE FUELS: 1.9%
    132,400    Plains Exploration
                 & Production Co.*<F3>                               5,115,936
                                                                  ------------
PHARMACEUTICALS: 5.3%
    185,575    Endo
                 Pharmaceuticals
                 Holdings, Inc.*<F3>                                 6,088,716
    182,350    Shire
                 Pharmaceuticals
                 Plc - ADR                                           8,477,451
                                                                  ------------
                                                                    14,566,167
                                                                  ------------
REAL ESTATE: 1.4%
    250,825    Trustreet
                 Properties, Inc.                                    3,810,032
                                                                  ------------
ROAD & RAIL: 2.7%
    278,050    Laidlaw
                 International, Inc.                                 7,562,960
                                                                  ------------
SPECIALTY RETAIL: 1.7%
  2,401,550    Signet Group Plc2<F5>                                 4,568,857
                                                                  ------------
THRIFTS & MORTGAGE FINANCE: 3.0%
    134,850    Freddie Mac                                           8,225,850
                                                                  ------------
WIRELESS TELECOMMUNICATION
  SERVICES: 1.0%
    129,400    Vodafone Group
                 Plc - ADR                                           2,704,460
                                                                  ------------
TOTAL COMMON STOCKS
  (Cost $191,308,991)                                              239,843,874
                                                                  ------------

INVESTMENT COMPANIES: 2.5%
    400,025    Ares Capital Corp.                                    6,872,430
                                                                  ------------
TOTAL INVESTMENT COMPANIES
  (Cost $6,345,245)                                                  6,872,430
                                                                  ------------

PRINCIPAL
AMOUNT
---------
BONDS: 4.4%

CONVERTIBLE BONDS: 3.3%

ELECTRONICS: 1.5%
 $4,180,000    Sanmina - SCI
                 Corp., 3.000%,
                 03/15/2007                                          4,044,150
                                                                  ------------
PHARMACEUTICALS: 1.8%
  5,000,000    King
                 Pharmaceuticals,
                 Inc., 2.750%,
                 11/15/2021                                          4,912,500
                                                                  ------------
TOTAL CONVERTIBLE BONDS
  (Cost $8,969,452)                                                  8,956,650
                                                                  ------------

CORPORATE BONDS: 0.9%

HOLDING & OTHER
  INVESTMENT OFFICES: 0.2%
    600,000    Abitibi-
                 Consolidated,
                 Inc., 7.991%,
                 06/15/20111<F4>                                       600,000
                                                                  ------------
PAPER & FOREST PRODUCTS: 0.1%
    380,000    Bowater, Inc.,
                 7.491%,
                 03/15/20101<F4>                                       381,900
                                                                  ------------
TRANSPORTATION INFRASTRUCTURE: 0.6%
  1,735,000    Sea Containers
                 Ltd., 10.750%,
                 10/15/2006                                          1,700,300
                                                                  ------------
TOTAL CORPORATE BONDS
  (Cost $2,724,571)                                                  2,682,200
                                                                  ------------
U.S. GOVERNMENT
  AGENCY ISSUES: 0.2%
    615,000    Federal Home Loan
                 Bank, 4.050%,
                 04/26/2006                                            614,597
                                                                  ------------
TOTAL U.S. GOVERNMENT
  AGENCY ISSUES
  (Cost $615,000)                                                      614,597
                                                                  ------------
TOTAL BONDS
  (Cost $12,309,023)                                                12,253,447
                                                                  ------------
SHORT-TERM INVESTMENT: 7.7%
 21,197,492    Goldman Sachs
                 Financial
                 Square - Prime
                 Obligations Fund                                   21,197,492
                                                                  ------------
TOTAL SHORT-TERM INVESTMENT
  (Cost $21,197,492)                                                21,197,492
                                                                  ------------
TOTAL INVESTMENTS
  IN SECURITIES: 101.6%
  (Cost $231,160,751)                                              280,167,243
Liabilities in Excess of
  Other Assets: (1.6)%                                              (4,404,416)
                                                                  ------------
TOTAL NET
  ASSETS: 100.0%                                                  $275,762,827
                                                                  ------------
                                                                  ------------

ADR American Depository Receipt.
*<F3>  Non-income producing security.
1<F4> Variable rate security; rate shown is the rate in effect on March 31, 2006.
2<F5>  Security denominated in a foreign currency.

See accompanying Notes to Financial Statements.

                               THE OSTERWEIS FUND

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2006

ASSETS
   Investments in securities, at value
     (cost $231,160,751) (Note 2)                                 $280,167,243
   Receivables:
       Investment securities sold                                    1,289,004
       Fund shares sold                                              1,395,502
       Dividends and interest                                          714,924
   Prepaid expenses                                                      8,350
                                                                  ------------
           Total assets                                            283,575,023
                                                                  ------------

LIABILITIES
   Payables:
       Investment securities purchased                               7,376,058
       Fund shares redeemed                                            105,988
       Advisory fees                                                   225,736
       Administration fees                                              31,913
       Custody fees                                                      6,989
       Fund accounting fees                                             10,247
       Transfer agent fees                                              26,139
       Chief compliance officer fees                                       750
   Other accrued expenses                                               28,376
                                                                  ------------
           Total liabilities                                         7,812,196
                                                                  ------------

   NET ASSETS                                                     $275,762,827
                                                                  ------------
                                                                  ------------

   Net asset value, offering and redemption price
     per share ($275,762,827/10,202,559, shares
     outstanding; unlimited number of shares
     authorized without par value)                                      $27.03
                                                                        ------
                                                                        ------

COMPONENTS OF NET ASSETS
   Paid-in capital                                                 221,890,302
   Accumulated net investment loss                                     (16,334)
   Accumulated net realized gain on investments                      4,882,367
   Net unrealized appreciation on
     investments and foreign currency                               49,006,492
                                                                  ------------
           Net assets                                             $275,762,827
                                                                  ------------
                                                                  ------------

See accompanying Notes to Financial Statements.

                               THE OSTERWEIS FUND

STATEMENT OF OPERATIONS For the Year Ended March 31, 2006

INVESTMENT INCOME
   Dividends                                                       $ 3,078,458
   Interest                                                          1,201,886
                                                                   -----------
       Total investment income                                       4,280,344
                                                                   -----------
EXPENSES (NOTE 3)
   Advisory fees                                                     2,098,887
   Administration fees                                                 254,944
   Transfer agent fees                                                 104,714
   Fund accounting fees                                                 39,811
   Registration fees                                                    39,097
   Custody fees                                                         29,337
   Audit fees                                                           17,493
   Trustee fees                                                         12,620
   Miscellaneous                                                        11,915
   Legal fees                                                            9,280
   Reports to shareholders                                               7,566
   Insurance expense                                                     6,300
   Chief compliance officer fees                                         3,000
                                                                   -----------
       Total expenses                                                2,634,964
                                                                   -----------
           NET INVESTMENT INCOME                                     1,645,380
                                                                   -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCY
   Net realized gain on investments
     and foreign currency                                            8,811,065
   Change in net unrealized appreciation on investments             14,784,625
                                                                   -----------
       Net realized and unrealized gain on
         investments and foreign currency                           23,595,690
                                                                   -----------
           NET INCREASE IN NET ASSETS
             RESULTING FROM OPERATIONS                             $25,241,070
                                                                   -----------
                                                                   -----------

See accompanying Notes to Financial Statements.

                               THE OSTERWEIS FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                          YEAR ENDED          YEAR ENDED
                                                        MARCH 31, 2006      MARCH 31, 2005
                                                        --------------      --------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment income                                  $  1,645,380        $  1,236,316
   Net realized gain on investments
     and foreign currency                                    8,811,065          11,839,072
   Change in net unrealized appreciation
     on investments and foreign currency                    14,784,625           3,203,986
                                                          ------------        ------------
       NET INCREASE IN NET ASSETS
         RESULTING FROM OPERATIONS                          25,241,070          16,279,374
                                                          ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                               (1,206,471)         (1,973,896)
   From net realized gain                                   (9,801,019)         (5,534,766)
                                                          ------------        ------------
       TOTAL DISTRIBUTIONS TO SHAREHOLDERS                 (11,007,490)         (7,508,662)
                                                          ------------        ------------
CAPITAL SHARE TRANSACTIONS
   Net increase in net assets
     derived from net change
     in outstanding shares (a)<F6>(b)<F7>                   91,621,612          35,873,239
                                                          ------------        ------------
       TOTAL INCREASE IN NET ASSETS                        105,855,192          44,643,951
                                                          ------------        ------------
NET ASSETS
   Beginning of year                                       169,907,635         125,263,684
                                                          ------------        ------------
   END OF YEAR                                            $275,762,827        $169,907,635
                                                          ------------        ------------
                                                          ------------        ------------
   Undistributed (accumulated) net
     investment income (loss)                             $    (16,334)       $     41,672
                                                          ------------        ------------
                                                          ------------        ------------

(a)<F6>   Net of redemption fees of $7,555 and $344, respectively.
(b)<F7>   Summary of capital share transactions is as follows:

                               YEAR ENDED                   YEAR ENDED
                             MARCH 31, 2006               MARCH 31, 2005
                         ---------------------         --------------------
                         Shares          Value         Shares         Value
                         ------          -----         ------         -----
Shares sold             4,069,566     $107,955,736    1,619,336    $39,578,727
Shares issued
  in reinvestment
  of distributions        380,941        9,953,977      291,712      7,260,716
Shares redeemed (a)<F6>  (998,866)     (26,288,101)    (457,668)   (10,966,204)
                        ---------     ------------    ---------    -----------
Net increase            3,451,641     $ 91,621,612    1,453,380    $35,873,239
                        ---------     ------------    ---------    -----------
                        ---------     ------------    ---------    -----------

See accompanying Notes to Financial Statements.

                               THE OSTERWEIS FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

                                                                           YEAR ENDED MARCH 31,

                                                     2006           2005           2004           2003           2002
                                                     ----           ----           ----           ----           ----
Net asset value,
  beginning of year                                 $25.17         $23.65         $16.90         $19.81         $20.72
                                                    ------         ------         ------         ------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                 0.19           0.20           0.17           0.19           0.05
Net realized and unrealized
  gain (loss) on investments                          3.00           2.60           6.81          (3.05)         (0.70)
                                                    ------         ------         ------         ------         ------
Total from
  investment operations                               3.19           2.80           6.98          (2.86)         (0.65)
                                                    ------         ------         ------         ------         ------
LESS DISTRIBUTIONS:
From net investment income                           (0.15)         (0.34)         (0.23)         (0.05)         (0.05)
From net realized gain                               (1.18)         (0.94)            --             --          (0.21)
                                                    ------         ------         ------         ------         ------
Total distributions                                  (1.33)         (1.28)         (0.23)         (0.05)         (0.26)
                                                    ------         ------         ------         ------         ------
Paid-in capital from
  redemption fees (Note 2)                            0.00*<F8>      0.00*<F8>      0.00*<F8>      0.00*<F8>        --
                                                    ------         ------         ------         ------         ------
Net asset value, end of year                        $27.03         $25.17         $23.65         $16.90         $19.81
                                                    ------         ------         ------         ------         ------
                                                    ------         ------         ------         ------         ------
Total return                                         12.85%         11.90%         41.39%        (14.45)%        (3.04)%

RATIO/SUPPLEMENTAL DATA:
Net assets,
  end of year (millions)                            $275.8         $169.9         $125.3          $71.6          $69.7

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
  expenses absorbed                                   1.26%          1.32%          1.36%          1.41%          1.43%
After fees waived and
  expenses absorbed                                   1.26%          1.32%          1.36%          1.41%          1.43%

RATIO OF NET INVESTMENT INCOME
  TO AVERAGE NET ASSETS:
Before fees waived and
  expenses absorbed                                   0.79%          0.89%          1.08%          1.23%          0.33%
After fees waived and
  expenses absorbed                                   0.79%          0.89%          1.08%          1.23%          0.33%
Portfolio turnover rate                              30.39%         38.08%         58.34%         34.26%         48.85%

*<F8>  Amount is less than $0.01.

See accompanying Notes to Financial Statements.

                      THE OSTERWEIS STRATEGIC INCOME FUND

                                 ANNUAL REPORT
                       For the year ended March 31, 2006

April 26, 2006

Dear Shareholder,

  During the first quarter of 2006, The Osterweis Strategic Income Fund (the "Fund") had a total return of +3.31%, compared to -0.64% for the Lehman Aggregate Bond Index (the "Lehman") and -0.96% for the Merrill Lynch U.S. Corporate & Government Master Index (the "Merrill"). The Fund's annualized total returns for the one year, three year, and since inception (August 30, 2002) periods ending March 31, 2006, are +6.29%, +8.73%, and +9.28%, respectively, compared in the same periods to +2.26%, +2.29%, and +3.75% for the Lehman and +2.13%, +2.86%, and +3.92% for the Merrill. We are pleased with our performance given the continued upward pressure on interest rates.

  The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling
(866) 236-0050. An investment should not be made solely on the basis of returns. The Fund imposes a 2.00% redemption fee on shares held for less than one month.

  New Fed Chairman, Ben Bernanke, does not seem concerned with a possible slowdown in the housing market, an increase in mortgage debt, or the re-pricing shock of adjustable rate mortgages. The markets' expectations regarding Bernanke's more hawkish posture is reflected in the weakness we have seen in longer-dated Treasuries this quarter. As hoped for in our Fourth Quarter 2005 letter, the Fed's continued interest rate hikes have finally brought about a more typical sell-off in longer-dated investment grade bonds. If the Fed continues raising interest rates as we expect, longer-dated Treasuries should continue to underperform. Although we remain vigilant for the opportune time to make a strategic shift into longer-dated more interest rate sensitive bonds, we feel that time has not yet arrived. That may come if the Fed fails to engineer a slowdown and instead causes a recession, necessitating a series of rate cuts.

Sincerely,

/s/Carl P. Kaufman

Carl P. Kaufman
Portfolio Manager

THE FUND MAY INVEST IN FOREIGN SECURITIES WHICH WILL INVOLVE GREATER VOLATILITY AND POLITICAL, ECONOMIC AND CURRENCY RISKS AND DIFFERENCES IN ACCOUNTING METHODS. INVESTMENTS IN DEBT SECURITIES TYPICALLY DECREASE IN VALUE WHEN INTEREST RATES RISE. THIS RISK IS USUALLY GREATER FOR LONGER-TERM DEBT SECURITIES. THE FUND IS NON-DIVERSIFIED, MEANING IT MAY CONCENTRATE ITS ASSETS IN FEWER INDIVIDUAL HOLDINGS THAN A DIVERSIFIED FUND. THEREFORE, THE FUND'S SHARE PRICE MAY BE MORE INFLUENCED BY FLUCTUATIONS IN AN INDIVIDUAL HOLDING'S VALUE THAN A DIVERSIFIED FUND.

The above discussion is based on the opinion of Carl P. Kaufman and is subject to change. It is not intended to be a forecast of future events, a guarantee of future results and should not be considered a recommendation to buy or sell any security.

Investment performance reflects reimbursement of expenses previously waived. Please refer to prospectus for further details.

The Lehman Aggregate Bond Index and the Merrill Lynch U.S. Corporate & Government Master Index are unmanaged indices which are regarded as standards for measuring the U.S. bond market in general and are provided for comparison purposes. These indices do not incur expenses and are not available for investment.

Must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses.

The Osterweis Strategic Income Fund is distributed by Quasar Distributors, LLC. (05/06)

                      THE OSTERWEIS STRATEGIC INCOME FUND

MANAGER'S DISCUSSION OF FUND PERFORMANCE

  The Osterweis Strategic Income Fund (the "Fund") outperformed its benchmarks, the Merrill Lynch Government/Corporate Index (the "Merrill") and Lehman Brothers Aggregate Bond Index (the "Lehman") by 4.16% and 4.03%, respectively, during the fiscal year ending March 31, 2006. The Fund's outperformance is mostly attributable to the higher yield and, to a lesser degree, the lower duration of the Fund as compared to its benchmarks. The remainder of this discussion will compare the Fund against the Merrill, as constituency data is not available for the Lehman.

  During the twelve month period ended March 31, 2006, the Fund's average current yield*<F9> was 6.98% vs. 5.10% for the Merrill. The Fund's average yield to maturity**<F10> for the same period was 7.23% vs. 4.76% for the Merrill, reflecting the positive impact trading had on the Fund's performance as the majority of securities were purchased below par. The Fund's higher current yield, and yet higher yield to maturity, generated a contribution to relative return of approximately +2.7%. Seven of the Fund's top 10 contributors had a coupon of 8% or greater.

  The Fund's lower duration over the past 12 months also generated a positive contribution to relative return. The Fund had an average duration of 1.63 years over the period, while the Merrill had an average duration of 5.04 years. This difference generated a contribution of approximately 1.2% to the relative return during this period of rising interest rates.

  On a total return performance basis, the Fund benefited most from its holdings in short-term debt (+2.6% contribution to total return) and high yield bonds (+2.43% contribution to total return), further evidence of the Fund's strong yield and duration positioning during the past 12 months.

  The Fund's top five contributors to performance during the period were Ares Capital Corp. (equity), GlobespanVirata, Inc. 5.25% 5/15/2006, El Pollo Loco, Inc. 9.25% 12/15/09, Six Flags, Inc. 8.88% 2/1/10, and Di Giorgio Corp. 10.00%
6/15/07. The largest detractors from performance were ASM Intl NV 4.25% 12/6/11, Bowater, Inc. 7.491% 3/15/10, Collegiate Pacific, Inc. 5.75% 12/1/09,
Southern Union (preferred equity) 5.00%, and FEI Company 5.50% 8/15/08. Of note are Six Flags Inc. 8.88% 2/1/10 and Southern Union (preferred equity) 5.00% as they were top five contributors in the previous year.

  PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. The relative performance attribution figures noted in the 2nd, 3rd, 4th and 5th paragraphs were calculated based on the Fund's fixed income holdings only. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please see page 20 of this report for complete holdings information.

  *<F9>   The portfolio's annual rate of return expressed as a percentage.
**<F10> The portfolio's annual rate of return assuming all bond(s) are held to maturity.

                      THE OSTERWEIS STRATEGIC INCOME FUND

PORTFOLIO ALLOCATION at March 31, 2006 (Unaudited)

Preferred Equity                              1.1%
Bonds Maturing within One Year               30.9%
Common Equity                                 1.2%
Investment Companies                          5.0%
Convertible Bonds                            19.1%
Cash*<F11>                                   10.7%
Corporate Bonds                              22.4%
Corporate Adjustable Bonds                    9.6%

*<F11>  Cash equivalents and other assets less liabilities.

EXPENSE EXAMPLE For the Six Months Ended March 31, 2006 (Unaudited)

  As a shareholder of The Osterweis Strategic Income Fund (the "Fund"), you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/05 - 3/31/06).

ACTUAL EXPENSES

  The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund's transfer agent. If you request that a redemption be made by wire transfer, currently, the Fund's transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem shares that have been held for less than one month. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not included in the example below. The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

                           Beginning        Ending           Expenses Paid
                            Account         Account        During the Period
                         Value 10/1/05   Value 3/31/06  10/1/05 - 3/31/06*<F12>
                         -------------   -------------  -----------------------
Actual                      $1,000          $1,041               $7.63
Hypothetical (5% annual
  return before expenses)   $1,000          $1,017               $7.54

*<F12> Expenses are equal to the Fund's annualized expense ratio for the most recent six-month period of 1.50% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

                      THE OSTERWEIS STRATEGIC INCOME FUND
                Value of $10,000 vs Lehman Aggregate Bond Index

                      The Osterweis Strategic        Lehman Aggregate Bond
        Date                Income Fund                Index with income
        ----          -----------------------        ---------------------
     8/30/2002                $10,000                       $10,000
     3/31/2003                $10,695                       $10,465
     3/31/2004                $12,423                       $11,031
     3/31/2005                $12,934                       $11,159
     3/31/2006                $13,747                       $11,410

                          Average Annual Total Return
                          Period Ended March 31, 2006

               1 Year                                       6.29%
               3 Year                                       8.73%
               Since Inception (8/30/02)                    9.28%

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends, but does not reflect the redemption of fees.

As of March 31, 2006, the one-year and three-year total returns for the Lehman Aggregate Bond Index were 2.26% and 2.92%, respectively. The average annual total return since the Fund's inception (8/30/02) for the Lehman Aggregate Bond Index was 3.75%.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Lehman Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupons, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues.

                      THE OSTERWEIS STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS at March 31, 2006

PRINCIPAL
AMOUNT                                                                VALUE
---------                                                             -----
BONDS: 82.0%

CONVERTIBLE BONDS: 43.0%

CHEMICALS & ALLIED PRODUCTS: 2.7%
$1,500,000   Nektar Therapeutics,
               5.000%,
               02/08/2007                                          $ 1,481,250
                                                                   -----------
COMMERCIAL SERVICES
  & SUPPLIES: 3.7%
 2,000,000   NCO Group, Inc.,
               4.750%, 04/15/2006                                    1,985,000
                                                                   -----------
ELECTRONICS: 10.6%
 3,009,000   Globespan
               Virata, Inc.,
               5.250%, 05/15/2006                                    3,005,239
 2,780,000   Sanmina - SCI
               Corp., 3.000%,
               03/15/2007                                            2,689,650
                                                                   -----------
                                                                     5,694,889
                                                                   -----------
ELECTRONIC EQUIPMENT
  & INSTRUMENTS: 1.9%
 1,000,000   Vishay
               Intertechnology,
               Inc., 3.625%,
               08/01/2023                                              998,750
                                                                   -----------
INTERNET & CATALOG RETAIL: 1.8%
 1,000,000   Collegiate Pacific,
               Inc., 5.750%,
               12/01/2009 (Cost
               $1,053,172;
               Acquired
               09/08/2005 through
               10/18/2005)1<F13>                                       978,750
                                                                   -----------
IT SERVICES: 1.1%
   600,000   Pegasus Solutions,
               Inc., 3.875%,
               07/15/2023                                              589,500
                                                                   -----------
MEDIA: 8.5%
 2,600,000   Echostar
               Communications
               Corp., 5.750%,
               05/15/2008                                            2,567,500
 2,000,000   Mediacom
               Communications
               Corp., 5.250%,
               07/01/2006                                            1,990,000
                                                                   -----------
                                                                     4,557,500
                                                                   -----------
PHARMACEUTICALS: 2.9%
 1,600,000   King
               Pharmaceuticals,
               Inc., 2.750%,
               11/15/2021                                            1,572,000
                                                                   -----------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT: 2.3%
   500,000   Agere Systems, Inc.,
               6.500%, 12/15/2009                                      492,500
   750,000   Axcelis
               Technologies,
               Inc., 4.250%,
               01/15/2007                                              738,750
                                                                   -----------
                                                                     1,231,250
                                                                   -----------
SOFTWARE: 7.5%
 1,000,000   Mentor Graphics
               Corp., 6.360%,
               08/06/20232<F14>                                        972,500
   500,000   Mentor Graphics
               Corp., 6.250%,
               03/01/2026
               (Cost $500,000;
               Acquired
               2/27/2006)1<F13>                                        503,750
 2,500,000   Mercury Interactive
               Corp., 0.000%,
               05/01/2008                                            2,581,250
                                                                   -----------
                                                                     4,057,500
                                                                   -----------
TOTAL CONVERTIBLE BONDS
  (Cost $23,039,748)                                                23,146,389
                                                                   -----------

CORPORATE BONDS: 39.0%

AUTOMOTIVE DEALERS & GASOLINE
  SERVICE STATIONS: 0.8%
   450,000   The Pep Boys - Manny,
               Moe & Jack Inc.,
               6.920%, 07/07/2006                                      450,563
                                                                   -----------
BANKS: 3.2%
 1,750,000   Emigrant Capital Trust,
               6.847%, 04/14/2034
               (Cost $1,741,250;
               Acquired
               8/12/2004)1<F13>,2<F14>                               1,741,264
                                                                   -----------
ENERGY EQUIPMENT & SERVICES: 0.9%
   500,000   Newpark
               Resources, Inc.,
               8.625%, 12/15/2007                                      500,000
                                                                   -----------
FOOD & STAPLES RETAILING: 2.1%
 1,182,000   Di Giorgio
               Corp., 10.000%,
               06/15/2007                                            1,137,675
                                                                   -----------
FOREST PRODUCTS & PAPER: 1.6%
   965,000   Newark Group, Inc.,
               9.750%, 03/15/2014                                      878,150
                                                                   -----------
HEALTH CARE PROVIDERS
  & SERVICES: 2.9%
   750,000   HealthSouth Corp.,
               7.375%, 10/01/2006                                      757,500
   775,000   HealthSouth Corp.,
               10.750%,
               10/01/2008                                              800,187
                                                                   -----------
                                                                     1,557,687
                                                                   -----------
HOME FURNITURE, FURNISHINGS &
  EQUIPMENT STORES: 2.1%
 1,250,000   Gregg Appliances,
               Inc., 9.000%,
               02/01/2013                                            1,159,375
                                                                   -----------
HOTELS RESTAURANTS & LEISURE: 5.6%
 1,000,000   The Restaurant
               Co., 10.000%,
               10/01/2013                                              955,000
 2,000,000   Sbarro, Inc.,
               11.000%,
               09/15/2009                                            2,035,000
                                                                   -----------
                                                                     2,990,000
                                                                   -----------
HOTELS, ROOMING HOUSES, CAMPS
  & OTHER LODGING PLACES: 1.4%
   750,000   155 East
               Tropicana LLC,
               8.750%,
               04/01/2012                                              740,625
                                                                   -----------
MACHINERY: 1.7%
   900,000   Navistar
               International Corp.,
               9.375%, 06/01/2006                                      900,000
                                                                   -----------
RETAIL: 7.0%
 1,375,000   General Nutrition
               Centers, Inc.,
               8.500%, 12/01/2010                                    1,302,812
 2,500,000   Harry & David
               Operations, 9.410%,
               03/01/20122<F14>                                      2,456,250
                                                                   -----------
                                                                     3,759,062
                                                                   -----------
TOBACCO: 3.6%
 2,000,000   Alliance One
               International,
               Inc., 11.000%,
               05/15/2012                                            1,920,000
                                                                   -----------
TRANSPORTATION INFRASTRUCTURE: 6.1%
 2,720,000   Sea Containers
               Ltd., 10.750%,
               10/15/2006                                            2,665,600
   650,000   Sea Containers Ltd.,
               7.875%, 02/15/2008                                      607,750
                                                                   -----------
                                                                     3,273,350
                                                                   -----------
TOTAL CORPORATE BONDS
  (Cost $21,139,637)                                                21,007,751
                                                                   -----------
TOTAL BONDS
  (Cost $44,179,385)                                                44,154,140
                                                                   -----------

SHARES
------
INVESTMENT COMPANIES: 5.0%
   156,250   Ares Capital Corp.                                      2,684,375
                                                                   -----------
TOTAL INVESTMENT COMPANIES
  (Cost $2,507,925)                                                  2,684,375
                                                                   -----------

COMMON & PREFERRED STOCK: 2.3%

DIVERSIFIED FINANCIAL SERVICES: 1.2%
    39,575   JER Investors
               Trust, Inc.                                             657,737
                                                                   -----------
HOTELS RESTAURANTS & LEISURE: 1.1%
    23,975   Six Flags, Inc., Pfd.                                     564,611
                                                                   -----------
TOTAL COMMON &
  PREFERRED STOCKS
  (Cost $1,275,001)                                                  1,222,348
                                                                   -----------
SHORT-TERM INVESTMENT:  9.2%
 4,937,719   Goldman Sachs
               Financial
               Square - Prime
               Obligations Fund                                      4,937,719
                                                                   -----------
TOTAL SHORT-TERM INVESTMENT
  (Cost $4,937,719)                                                  4,937,719
                                                                   -----------
TOTAL INVESTMENTS
  IN SECURITIES: 98.5%
  (Cost $52,900,030)                                                52,998,582
Other Assets in Excess
  of Liabilities: 1.5%                                                 822,481
                                                                   -----------
TOTAL NET
  ASSETS: 100.0%                                                   $53,821,063
                                                                   -----------
                                                                   -----------

1<F13> Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified, institutional buyers. At March 31, 2006, the value of these securities amounted to $3,223,764 or 6.0% of net assets.
2<F14> Variable rate security; rate shown is the rate in effect on March 31, 2006.

See accompanying Notes to Financial Statements.

                      THE OSTERWEIS STRATEGIC INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2006

ASSETS
   Investments in securities, at value
     (cost $52,900,030) (Note 2)                                   $52,998,582
   Receivables:
       Fund shares sold                                                  4,114
       Dividends and interest                                          947,110
   Prepaid expenses                                                     11,039
                                                                   -----------
           Total assets                                             53,960,845
                                                                   -----------

LIABILITIES
   Payables:
       Fund shares redeemed                                             23,427
       Distributions to shareholders                                    18,278
       Advisory fees                                                    42,711
       Administration fees                                               8,949
       Custody fees                                                      2,285
       Fund accounting fees                                              8,457
       Transfer agent fees                                              13,419
       Chief compliance officer fees                                       750
   Other accrued expenses                                               21,506
                                                                   -----------
           Total liabilities                                           139,782
                                                                   -----------

   NET ASSETS                                                      $53,821,063
                                                                   -----------
                                                                   -----------

   Net asset value, offering and redemption price
     per share ($53,821,063/4,951,976, shares
     outstanding; unlimited number of shares
     authorized without par value)                                      $10.87
                                                                        ------
                                                                        ------

COMPONENTS OF NET ASSETS
   Paid-in capital                                                 $53,622,269
   Undistributed net investment income                                   7,100
   Accumulated net realized gain on investments                         93,142
   Net unrealized appreciation on investments                           98,552
                                                                   -----------
           Net assets                                              $53,821,063
                                                                   -----------
                                                                   -----------

See accompanying Notes to Financial Statements.

                      THE OSTERWEIS STRATEGIC INCOME FUND

STATEMENT OF OPERATIONS For the Year Ended March 31, 2006

INVESTMENT INCOME
   Interest                                                         $3,590,092
   Dividends                                                           325,185
                                                                    ----------
       Total investment income                                       3,915,277
                                                                    ----------

EXPENSES (NOTE 3)
   Advisory fees                                                       560,227
   Administration fees                                                 109,034
   Fund accounting fees                                                 45,267
   Transfer agent fees                                                  37,215
   Audit fees                                                           20,440
   Registration fees                                                    17,038
   Custody fees                                                          9,343
   Legal fees                                                            8,832
   Trustee fees                                                          5,207
   Miscellaneous                                                         4,782
   Reports to shareholders                                               3,295
   Chief compliance officer fees                                         3,000
   Insurance expense                                                     2,383
                                                                    ----------
       Total expenses                                                  826,063
       Plus: prior year fees waived subject
         to recoupment                                                  14,278
                                                                    ----------
       Net expenses                                                    840,341
                                                                    ----------
           NET INVESTMENT INCOME                                     3,074,936
                                                                    ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on investments                                     94,006
   Change in net unrealized appreciation on investments                141,848
                                                                    ----------
       Net realized and unrealized gain on investments                 235,854
                                                                    ----------
           NET INCREASE IN NET ASSETS
             RESULTING FROM OPERATIONS                              $3,310,790
                                                                    ----------
                                                                    ----------

See accompanying Notes to Financial Statements.

                      THE OSTERWEIS STRATEGIC INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                        YEAR ENDED          YEAR ENDED
                                                      MARCH 31, 2006      MARCH 31, 2005
                                                      --------------      --------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
   Net investment income                                $ 3,074,936         $ 2,372,340
   Net realized gain on investments                          94,006           1,644,068
   Change in net unrealized appreciation
     (depreciation) on investments                          141,848          (1,899,028)
                                                        -----------         -----------
       NET INCREASE IN NET ASSETS
         RESULTING FROM OPERATIONS                        3,310,790           2,117,380
                                                        -----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                            (3,640,466)         (2,370,613)
   From net realized gain                                  (643,812)           (870,634)
                                                        -----------         -----------
       TOTAL DISTRIBUTIONS TO SHAREHOLDERS               (4,284,278)         (3,241,247)
                                                        -----------         -----------
CAPITAL SHARE TRANSACTIONS
   Net increase (decrease) in net assets
     derived from net change
     in outstanding shares (a)<F15>(b)<F16>              (6,762,433)         18,430,219
                                                        -----------         -----------
       TOTAL INCREASE (DECREASE)
         IN NET ASSETS                                   (7,735,921)         17,306,352
                                                        -----------         -----------
NET ASSETS
   Beginning of year                                     61,556,984          44,250,632
                                                        -----------         -----------
   END OF YEAR                                          $53,821,063         $61,556,984
                                                        -----------         -----------
                                                        -----------         -----------
   Undistributed net investment income                  $     7,100         $   572,630
                                                        -----------         -----------
                                                        -----------         -----------

(a)<F15>  Net of redemption fees of $841 and $33, respectively.
(b)<F16>  Summary of capital share transactions is as follows:

                                YEAR ENDED                  YEAR ENDED
                              MARCH 31, 2006              MARCH 31, 2005
                           --------------------        --------------------
                           Shares         Value        Shares         Value
                           ------         -----        ------         -----
Shares sold                 876,364    $ 9,632,301    1,765,091    $19,820,756
Shares issued
  in reinvestment
  of distributions          386,050      4,183,109      264,587      2,947,197
Shares redeemed (a)<F15> (1,873,155)   (20,577,843)    (384,370)    (4,337,734)
                         ----------    -----------    ---------    -----------
Net increase (decrease)    (610,741)   $(6,762,433)   1,645,308    $18,430,219
                         ----------    -----------    ---------    -----------
                         ----------    -----------    ---------    -----------

See accompanying Notes to Financial Statements.

                      THE OSTERWEIS STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

                                                                                                           PERIOD
                                                            YEAR ENDED MARCH 31,                           ENDED
                                                --------------------------------------------             MARCH 31,
                                                2006                2005                2004             2003*<F17>
                                                ----                ----                ----             ----------
Net asset value,
  beginning of period                          $11.07              $11.30              $10.43              $10.00
                                               ------              ------              ------              ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                            0.63                0.51                0.59                0.26
Net realized and unrealized
  gain (loss) on investments                     0.04               (0.05)               1.05                0.43
                                               ------              ------              ------              ------
Total from investment operations                 0.67                0.46                1.64                0.69
                                               ------              ------              ------              ------
LESS DISTRIBUTIONS:
From net investment income                      (0.74)              (0.51)              (0.59)              (0.26)
From net realized gain                          (0.13)              (0.18)              (0.18)                 --
                                               ------              ------              ------              ------
Total distributions                             (0.87)              (0.69)              (0.77)              (0.26)
                                               ------              ------              ------              ------
Paid-in capital from
  redemption fees (Note 2)                       0.00**<F18>         0.00**<F18>           --                0.00**<F18>
                                               ------              ------              ------              ------
Net asset value, end of period                 $10.87              $11.07              $11.30              $10.43
                                               ------              ------              ------              ------
                                               ------              ------              ------              ------
Total return                                     6.29%               4.11%              16.16%               6.95%^<F19>

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period (millions)            $53.8               $61.6               $44.3               $13.0

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived
  and expenses absorbed                          1.47%               1.48%               1.60%               2.92%+<F20>
After fees absorbed or recouped                  1.50%               1.50%               1.50%               1.50%+<F20>

RATIO OF NET INVESTMENT INCOME
  TO AVERAGE NET ASSETS:
Before fees waived
  and expenses absorbed                          5.51%               4.69%               5.58%               4.51%+<F20>
After fees absorbed
  or recouped                                    5.48%               4.67%               5.68%               5.93%+<F20>
Portfolio turnover rate                         86.92%              77.47%              75.42%              60.91%^<F19>

 *<F17>   Fund commenced operations on August 30, 2002.
**<F18>   Amount is less than $0.01.
 ^<F19>   Not Annualized.
 +<F20>   Annualized.

See accompanying Notes to Financial Statements.

                              THE OSTERWEIS FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2006

NOTE 1 - ORGANIZATION

   The Osterweis Fund and The Osterweis Strategic Income Fund (the "Funds") are diversified and non-diversified series, respectively, of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company.

   The Osterweis Fund and The Osterweis Strategic Income Fund began operations on October 1, 1993 and August 30, 2002, respectively. The investment objective of The Osterweis Fund is to attain long-term total returns by investing primarily in equity securities. The investment objective of The Osterweis Strategic Income Fund is to preserve capital and attain long-term total returns through a combination of current income and moderate capital appreciation.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

    A. Security Valuation. Securities traded on a national securities exchange are valued at the last reported sales price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded on NASDAQ shall be valued using the NASDAQ Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities that are not traded on NASDAQ shall be valued at the most recent trade price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. When a security is "fair valued," consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds' Board. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. At March 31, 2006, the Funds did not hold any fair valued securities.

       Short-term securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances, with remaining maturities of 61 days or more, for which reliable market quotations are readily available shall each be valued at current market quotations as provided by an independent pricing service or principal market maker. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques.
       These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. Short-term securities that have maturities of less than 60 days are valued at amortized cost, which when combined with accrued interest, approximates market value.

    B. Foreign Currency. Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired. The Funds include foreign exchange gains and losses from dividends receivable and other foreign currency denominated payables and receivables in realized and unrealized gain (loss) on investments and foreign currency. The Funds do not isolate that portion of realized and unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included with net realized and unrealized gain (loss) on investments and foreign currency.

    C. Federal Income Taxes. Each Fund has elected to be taxed as "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

       In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

       Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of each Fund's next taxable year.

    D. Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

    E. Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for The Osterweis Fund normally are declared and paid on an annual basis. Distributions to shareholders from net investment income for The Osterweis Strategic Income Fund normally are declared and paid on a quarterly basis, and distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

    F. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

    G. Share Valuation. The net asset value ("NAV") per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds' shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund's net asset value per share. The Funds charge a 2.00% redemption fee on shares held less than one month. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. Both Funds will retain the fee charged as paid-in capital and such fees become part of that Fund's daily NAV calculation.

    H. Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2006, The Osterweis Fund increased accumulated net realized gain on investments and foreign currency by $496,915 and decreased accumulated net investment income by $496,915. For the year ended March 31, 2006, The Osterweis Strategic Income Fund had no reclassifications relating to permanent differences between financial and tax reporting.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

   For the year ended March 31, 2006, investment advisory services were provided to The Osterweis Fund by Osterweis Capital Management, Inc. and to The Osterweis Strategic Income Fund by Osterweis Capital Management, LLC (the "Advisers") under separate Investment Advisory Agreements (the "Agreements"). Under the Agreements, the Advisers furnish all investment advice, office space, certain administrative services and provides most of the personnel needed by the Funds. As compensation for their services, the Advisers are entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of each Fund. For the year ended March 31, 2006, The Osterweis Fund and The Osterweis Strategic Income Fund incurred $2,098,887 and $560,227, respectively, in advisory fees.

   The Adviser has contractually agreed to limit The Osterweis Strategic Income Fund's expenses by reducing all or a portion of its fees and reimbursing the Fund's expenses so that its annual ratio of expenses to average net assets will not exceed 1.50%. The contract's term is indefinite and may be terminated only by the Board of Trustees. The Adviser is permitted to seek reimbursement from The Osterweis Strategic Income Fund, subject to limitations, for fees waived and/or Fund expenses it pays over the following three years after such payment.

   At March 31, 2006, the remaining cumulative unreimbursed amount paid and/or waived by the Adviser on behalf of the Fund that may be recouped was $32,591. The Adviser may recapture a portion of the above amount no later than the dates as stated below:

         Year of Expiration      Amount
         ------------------      ------
         March 31, 2007          32,591

   For the year ended March 31, 2006, fees of $14,278 waived by the Adviser in 2003 were recouped.

   The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

   U.S. Bancorp Fund Services, LLC ("USBFS"), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds' Administrator ("Administrator") and, in that capacity, performs various administrative and accounting services for the Funds. USBFS also serves as the Funds' fund accountant, transfer agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds' custodian, transfer agent and accountants; coordinates the preparation and payment of Funds' expenses and reviews the Funds' expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

     Under $15 million             $30,000
     $15 to $50 million            0.20% of average daily net assets
     $50 to $100 million           0.15% of average daily net assets
     $100 to $150 million          0.10% of average daily net assets
     Over $150 million             0.05% of average daily net assets

For the year ended March 31, 2006, The Osterweis Fund and The Osterweis Strategic Income Fund incurred administration fees of $254,944 and $109,034, respectively.

   Quasar Distributors, LLC, (the "Distributor") serves as principal underwriter for shares of the Funds, and acts as each Fund's Distributor in a continuous public offering of each Fund's shares. U.S. Bank, N.A. serves as the Funds' custodian (the "Custodian"). Both the Distributor and Custodian are affiliates of the Administrator. Certain officers of the Trust are also officers and/or directors of the Administrator and Distributor.

   For the year ended March 31, 2006, The Osterweis Fund and The Osterweis Strategic Income Fund were each allocated $3,000 of the Trust's Chief Compliance Officer fee.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

   Investment security transactions for the year ended March 31, 2006 were as follows:

                              Securities other than
                               U.S. Government and          U.S. Government
                              Short-term Investments          Securities
                              ---------------------       -------------------
                              Purchases       Sales       Purchases     Sales
                              ---------       -----       ---------     -----
   The Osterweis Fund        $132,400,220  $58,725,395    $     --     $     --
   The Osterweis Strategic
     Income Fund             $ 43,006,129  $54,818,103    $     --     $     --

NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS

   The tax character of distributions paid during the years ended March 31, 2006 and 2005 for the Funds were as follows:

                                                 2006             2005
                                                 ----             ----
The Osterweis Fund
   Distributions paid from:
      Ordinary income                         $2,939,389       $1,973,897
      Long-term capital gain                  $8,068,101       $5,534,766

                                                 2006             2005
                                                 ----             ----
The Osterweis Strategic Income Fund
   Distributions paid from:
      Ordinary income                         $4,120,188       $2,790,339
      Long-term capital gain                     164,090          450,908

   As of March 31, 2006, the components of distributable earnings on a tax basis were as follows:

                                              OSTERWEIS     OSTERWEIS STRATEGIC
                                                 FUND           INCOME FUND
                                              ---------     -------------------

   Cost of investments                      $231,177,085        $52,907,272
                                            ------------        -----------
                                            ------------        -----------

   Gross tax unrealized appreciation          52,360,088            639,927
   Gross tax unrealized depreciation          (3,369,930)          (548,617)
                                            ------------        -----------
   Net tax unrealized appreciation            48,990,158             91,310
                                            ------------        -----------

   Undistributed ordinary income                      --             33,163
   Undistributed long-term capital gain        4,882,367             74,321
                                            ------------        -----------
   Total distributable earnings                4,882,367            107,484
                                            ------------        -----------

   Other accumulated gains/(losses)                   --                 --
                                            ------------        -----------
   Total accumulated earnings               $ 53,872,525        $   198,794
                                            ------------        -----------
                                            ------------        -----------

   The difference between book basis and tax basis unrealized appreciation is attributable primarily to the timing differences on contingent preferred debt instruments and REIT distributions.

                              THE OSTERWEIS FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS OF
THE OSTERWEIS FUNDS AND THE
BOARD OF TRUSTEES OF PROFESSIONALLY MANAGED PORTFOLIOS

   We have audited the accompanying statement of assets and liabilities of The Osterweis Fund and The Osterweis Strategic Income Fund, each a series of shares of Professionally Managed Portfolios, including the schedule of investments, as of March 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years or three years and the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of The Osterweis Fund for the year ended March 31, 2002 were audited by other auditors whose report dated May 13, 2002 expressed an unqualified opinion on that statement and the financial highlights.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2006 by correspondence with the
custodian and brokers.   An audit also includes assessing the accounting
principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Osterweis Fund and The Osterweis Strategic Income Fund as of March 31, 2006, the results of their operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years or three years and period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                        TAIT, WELLER & BAKER LLP

PHILADELPHIA, PENNSYLVANIA
APRIL 28, 2006

                              THE OSTERWEIS FUNDS

TRUSTEES AND EXECUTIVE OFFICERS

   The overall management of the business and affairs of the Trust is vested with its Board of Trustees (the "Board"). The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, the Administrator, Custodian and Transfer Agent. The day-to-day operations of the Trust are delegated to its officers, subject to the Fund's investment objectives, strategies, and policies and to general supervision by the Board.

   The current Trustees and executive officers of the Trust, their dates of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held are set forth in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years.

                                                                                               Number of
                                                                                               Portfolios
                                        Term of Office                                          in Fund
Name,                     Position        and Length           Principal                     Complex*<F21>          Other
Address                   with the          of Time        Occupation During                    Overseen        Directorships
and Age                    Trust            Served          Past Five Years                   by Trustees           Held
-------                   --------      --------------     -----------------                 -------------      -------------
                                                 INDEPENDENT TRUSTEES OF THE TRUST
                                                 ---------------------------------
Dorothy A. Berry          Chairman       Indefinite         President, Talon                 2                  None.
(born 1943)               and            Term               Industries, Inc.
2020 E. Financial Way     Trustee        since              (administrative,
Suite 100                                May 1991.          management and
Glendora, CA 91741                                          business consulting);
                                                            formerly Chief
                                                            Operating Officer,
                                                            Integrated Asset
                                                            Management
                                                            (investment advisor
                                                            and manager) and
                                                            formerly President,
                                                            Value Line, Inc.
                                                            (investment advisory
                                                            and financial
                                                            publishing firm).

Wallace L. Cook           Trustee        Indefinite         Financial Consultant;            2                  None.
(born 1939)                              Term               formerly Senior Vice
2020 E. Financial Way                    since              President, Rockefeller
Suite 100                                May 1991.          Trust Co.; Financial
Glendora, CA 91741                                          Counselor, Rockefeller
                                                            & Co.

Carl A. Froebel           Trustee        Indefinite         Owner, Golf Adventures,          2                  None.
(born 1938)                              Term               LLC, (Vacation Services).
2020 E. Financial Way                    since              Formerly President and
Suite 100                                May 1991.          Founder, National
Glendora, CA 91741                                          Investor Data Services,
                                                            Inc. (investment related
                                                            computer software).

Steven J. Paggioli        Trustee        Indefinite         Consultant since                 2                  Trustee,
(born 1950)                              Term               July 2001; formerly,                                Managers
2020 E. Financial Way                    since              Executive Vice                                      Funds;
Suite 100                                May 1991.          President, Investment                               Trustee,
Glendora, CA 91741                                          Company Administration,                             Managers
                                                            LLC ("ICA") (mutual                                 AMG Funds;
                                                            fund administrator).                                Director,
                                                                                                                Guardian
                                                                                                                Mutual
                                                                                                                Funds.

Rowley W.P. Redington     Trustee        Indefinite         President; Intertech             2                  None.
(born 1944)                              Term               Computer Services
2020 E. Financial Way                    since              Corp. (computer services
Suite 100                                May 1991.          and consulting).
Glendora, CA 91741

                                                       OFFICERS OF THE TRUST
                                                       ---------------------

Robert M. Slotky          President      Indefinite         Vice President, U.S.             2                  Not
(born 1947)                              Term since         Bancorp Fund Services,                              Applicable.
2020 E. Financial Way                    Aug. 2002.         LLC since July 2001;
Suite 100                 Chief          Indefinite         formerly, Senior Vice
Glendora, CA 91741        Compliance     Term since         President, ICA (May
                          Officer        Sept. 2004.        1997-July 2001).
                          Anti-          Indefinite
                          Money          Term since
                          Laundering     December
                          Officer        2005.

Eric W. Falkeis           Treasurer      Indefinite         Chief Financial Officer,         2                  Not
(born 1973)                              Term               U.S. Bancorp Fund Services,                         Applicable.
615 East Michigan St.                    since              LLC since April 2006;
Milwaukee, WI 53202                      August             formerly Vice President, U.S.
                                         2002.              Bancorp Fund Services, LLC;
                                                            formerly Chief Financial
                                                            Officer, Quasar Distributors,
                                                            LLC.

Angela L. Pingel          Secretary      Indefinite         Counsel, U.S. Bancorp            2                  Not
(born 1971)                              Term               Fund Services LLC                                   Applicable.
615 East Michigan St.                    since              since 2004; formerly,
Milwaukee, WI 53202                      December           Associate, Krukowski
                                         2005.              & Costello, S.C.,
                                                            (2002-2004); formerly,
                                                            Vice President -
                                                            Investment Operations,
                                                            Heartland Advisors,
                                                            Inc. (1994-2002).

All Trustees of the Trust are not "interested persons" of the Trust as defined under the 1940 Act.

*<F21> The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term "Fund Complex" applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes.

                              THE OSTERWEIS FUNDS

FEDERAL TAX INFORMATION (Unaudited)

   The Osterweis Fund and The Osterweis Strategic Income Fund designate 100.0% and 7.0%, respectively, of the dividends declared from net investment income during the year ended March 31, 2006 as qualified dividend income under the Jobs Growth and Tax Reconciliation Act of 2003.

   For the year ended March 31, 2006, 86.0% and 7.0% of the ordinary distributions paid by The Osterweis Fund and The Osterweis Strategic Income Fund, respectively, qualify for the dividend received deduction available to corporate shareholders.

INFORMATION ABOUT PROXY VOTING (Unaudited)

   A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (866) 236-0050 or by accessing the Funds' website at www.osterweis.com or the SEC's website at www.sec.gov.
          -----------------                         -----------

   Information regarding how the Funds voted proxies relating to portfolio securities during the twelve months ending June 30 is available by calling toll-free at (866) 236-0050 or by accessing the SEC's website at www.sec.gov.
                                                           -----------

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

   The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q. The Funds' Form N-Q is available without charge, upon request, by calling toll-free at
(866) 236-0050. Furthermore, you may obtain the Form N-Q on the SEC's website at www.sec.gov. The Funds' schedule of portfolio holdings are posted on their
   -----------
website at www.osterweis.com ten business days after calendar quarter end.
           -----------------

                                    Advisers
                       OSTERWEIS CAPITAL MANAGEMENT, INC.
                       OSTERWEIS CAPITAL MANAGEMENT, LLC
                         One Maritime Plaza, Suite 800
                            San Francisco, CA  94111

                                  Distributor
                            QUASAR DISTRIBUTORS, LLC
                            615 East Michigan Street
                              Milwaukee, WI  53202

                                   Custodian
                                U.S. BANK, N.A.
                               425 Walnut Street
                             Cincinnati, OH  45201

                                 Transfer Agent
                        U.S. BANCORP FUND SERVICES, LLC
                                  P.O. Box 701
                           Milwaukee, WI  53201-0701
                                 (866) 236-0050

                 Independent Registered Public Accounting Firm
                            TAIT, WELLER & BAKER LLP
                         1818 Market Street, Suite 2400
                            Philadelphia, PA  19103

                                 Legal Counsel
                     PAUL, HASTINGS, JANOFSKY & WALKER, LLP
                          55 Second Street, 24th Floor
                         San Francisco, CA  94105-3441

                                     Symbol
                           The Osterweis Fund - OSTFX
                  The Osterweis Strategic Income Fund - OSTIX

                                     CUSIP
                         The Osterweis Fund - 742935406
                The Osterweis Strategic Income Fund - 742935489

ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant's Code of Ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

The registrant's Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel and Steven J. Paggioli are each an "audit committee financial expert" and are considered to be "independent" as each term is defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "Other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

                               THE OSTERWEIS FUND

                              FYE  3/31/2006         FYE  3/31/2005
                              --------------         --------------

       Audit Fees               $16,000                $14,500
       Audit-Related Fees       N/A                    N/A
       Tax Fees                 $2,000                 $2,000
       All Other Fees           N/A                    N/A

                      THE OSTERWEIS STRATEGIC INCOME FUND

                              FYE  3/31/2006         FYE  3/31/2005
                              --------------         --------------
       Audit Fees               $15,000                $14,500
       Audit-Related Fees       N/A                    N/A
       Tax Fees                 $2,000                 $2,000
       All Other Fees           N/A                    N/A


The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant's hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.--not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

                               THE OSTERWEIS FUND

Non-Audit Related Fees                FYE  3/31/2006        FYE  3/31/2005
----------------------                --------------        --------------

Registrant                                 N/A                   N/A
Registrant's Investment Adviser            N/A                   N/A

                      THE OSTERWEIS STRATEGIC INCOME FUND

Non-Audit Related Fees                FYE  3/31/2006        FYE  3/31/2005
----------------------                --------------        --------------

Registrant                                 N/A                   N/A
Registrant's Investment Adviser            N/A                   N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
----------------------------------

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
-------------------------------------------------------------

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b) There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
-----------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)  Professionally Managed Portfolios
                   ----------------------------------------------

     By (Signature and Title)  /s/ Robert M. Slotky
                              -----------------------------------
                              Robert M. Slotky, President

     Date     June 5, 2006
           -----------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title)  /s/ Robert M. Slotky
                               ----------------------------------
                               Robert M. Slotky, President

     Date     June 5, 2006
           -----------------------------

     By (Signature and Title)  /s/ Eric W. Falkeis
                               ----------------------------------
                               Eric W. Falkeis, Treasurer

     Date     June 5, 2006
           -----------------------------

*  Print the name and title of each signing officer under his or her signature.